CHASE
              -----------------------------------------------------
                            GLOBAL CUSTODY AGREEMENT
                                     BETWEEN
             [ FIRSTAR BANK MILWAUKEE N.A. AND FIRSTAR FUNDS, INC.
                                       AND
                            THE CHASE MANHATTAN BANK

                                November 3, 1999

                            GLOBAL CUSTODY AGREEMENT

                                TABLE OF CONTENTS

                                                                            PAGE
1. INTENTION OF THE PARTIES; DEFINITIONS.......................................1
   1.1      Intention of the Parties...........................................1
   1.2      Definitions........................................................1

2. WHAT BANK IS REQUIRED TO DO.................................................3
   2.1      Set Up Accounts....................................................3
   2.2      Cash Account.......................................................4
   2.3      Segregation of Assets; Nominee Name................................4
   2.4      Settlement of Trades...............................................4
   2.5      Contractual Settlement Date Accounting.............................5
   2.6      Actual Settlement Date Accounting..................................5
   2.7      Income Collection; Autocredit......................................5
   2.8      Fractions/ Redemptions by Lot......................................6
   2.9      Presentation of Coupons; Certain Other Ministerial Acts............6
   2.10     Corporate Actions..................................................6
   2.11     Proxy Voting.......................................................7
   2.12     Statements and Information Available On-Line.......................8
   2.13     Access to Bank's Records...........................................9
   2.14     Maintenance of Financial Assets at Bank and Subcustodian
            Locations..........................................................9
   2.15     Tax Reclaims.......................................................9
   2.16     Foreign Exchange Transactions......................................9

3. INSTRUCTIONS...............................................................10
   3.1      Acting on Instructions; Unclear Instructions......................10
   3.2      Confirmation of Oral Instructions/ Security Devices...............10
   3.3      Instructions; Contrary to Law/Market Practice.....................11
   3.4      Cut-Off Times.....................................................11

4. FEES, EXPENSES AND OTHER AMOUNTS OWING TO BANK.............................11
   4.1      Fees and Expenses.................................................11
   4.2      Overdrafts........................................................11
   4.3      Bank's Right Over Securities; Set-off.............................11

5. SUBCUSTODIANS, SECURITIES DEPOSITORIES, AND OTHER AGENTS...................12
   5.1      Appointment of Subcustodians; Use of Securities Depositories......12
   5.2      Liability for Subcustodians.......................................13
   5.3      Use of Agents.....................................................13

6. ADDITIONAL PROVISIONS RELATING TO CUSTOMER.................................14
   6.1      Representations of Customer.......................................14
   6.2      Customer to Provide Certain Information to Bank...................14
   6.3      Customer is Liable to Bank Even if it is Acting for
            Another Person....................................................14

7. WHEN BANK IS LIABLE TO CUSTOMER............................................14
   7.1      Standard of Care; Liability.......................................14
   7.2      Force Majeure.....................................................15
   7.3      Bank May Consult With Counsel.....................................15
   7.4      Bank Provides Diverse Financial Services and May Generate
            Profits as a Result...............................................15

8. TAXATION...................................................................16
   8.1      Tax Obligations...................................................16
   8.2      Tax Reclaims......................................................16

9. TERMINATION................................................................17

10.MISCELLANEOUS..............................................................17
   10.1     Notices...........................................................17
   10.2     Successors and Assigns............................................18
   10.3     Interpretation....................................................18
   10.4     Entire Agreement..................................................18
   10.5     Information Concerning Deposits at Bank's London Branch...........18
   10.6     Confidentiality...................................................18
   10.7     Insurance.........................................................19
   10.8     Governing Law and Jurisdiction....................................19
   10.9     Severability and Waiver; Counterparts.............................19
   10.10    Year 2000.........................................................19
   10.11    Separate Portfolios...............................................20


                            GLOBAL CUSTODY AGREEMENT

         This Agreement, dated as of October , 1999, is among THE CHASE MANHATTAN BANK ("BANK"), with a place of business at 270 Park Avenue, New York, NY; Firstar Bank Milwaukee, N.A. ("CUSTOMER") with a place of business at 777 E. Wisconsin Ave., Milwaukee, WI 53202; and Firstar Funds, Inc. ("Company"), with a place of business at 615 E. Michigan St., Milwaukee, WI 53202 on behalf of its International Equity Fund and its Core International Equity Fund.

                    1. INTENTION OF THE PARTIES; DEFINITIONS

1.1      INTENTION OF THE PARTIES.

(a) This Agreement sets out the terms governing custodial, settlement and certain other associated services offered by Bank to Customer. Bank will be responsible for the performance of only those duties that are set forth in this Agreement or expressly contained in Instructions that are consistent with the provisions of this Agreement and with Bank's operations and procedures. Customer acknowledges that Bank is not providing any legal, tax or investment advice in providing the services hereunder.

(b) Investing in foreign markets may be a risky enterprise. The holding of Financial Assets and cash in foreign jurisdictions may involve risks of loss or other special features. Bank will not be liable for any loss that results from the general risks of investing or Country Risk.

1.2      DEFINITIONS.

(a) As used herein, the following terms have the meaning hereinafter stated.

         "ACCOUNT" has the meaning set forth in Section 2.1 of this Agreement.

         "AFFILIATE" means an entity controlling, controlled by, or under common control with, Bank.

         "AFFILIATED SUBCUSTODIAN" means a Subcustodian that is an Affiliate.

         "APPLICABLE LAW" means any statute, whether national, state or local, applicable in the United States or any other country, the rules of the treaty establishing the European Community, any other law, rule, regulation or interpretation of any governmental entity, any applicable common law, and any decree, injunction, judgment, order, ruling, or writ of any governmental entity.

         "AUTHORIZED PERSON" means any person (including an investment manager or other agent) who has been designated by written notice from Customer or its designated agent to act on behalf of Customer hereunder. Such persons will continue to be Authorized Persons until such time as Bank receives Instructions from Customer or its designated agent that any such person is no longer an Authorized Person.

         "BANK INDEMNITEES" means Bank, its Subcustodians, and their respective nominees, directors, officers, employees and agents.

         "BANK'S LONDON BRANCH" means the London branch office of The Chase Manhattan Bank.

         "CASH ACCOUNT" has the meaning set forth in Section 2.1 (a)(ii).

         "CORPORATE ACTION" means any subscription right, bonus issue, stock repurchase plan, redemption, exchange, tender offer, or similar matter with respect to a Financial Asset in the Securities Account that require discretionary action by the holder, but does not include proxy voting.

         "COUNTRY RISK" means the risk of investing or holding assets in a particular country or market, including, but not limited to, risks arising from nationalization, expropriation or other governmental actions; regulations of banking or securities industries, including changes in market rules; currency restrictions, devaluations or fluctuations; and market conditions affecting the orderly execution of securities transactions or the value of assets.

         "ENTITLEMENT HOLDER" means the person named on the records of a Securities Intermediary as the person having a Securities Entitlement against the Securities Intermediary.

         "FINANCIAL ASSET" means, as the context requires, either the asset itself or the means by which a person's claim to it is evidenced, including a Security, a security certificate, or a Securities Entitlement. "FINANCIAL ASSET" does not include cash.

         "INSTRUCTIONS" has the meaning set forth in Section 3.1 of this Agreement.

         "LIABILITIES" means any liabilities, losses, claims, costs, damages, penalties, fines, obligations, or expenses of any kind whatsoever (including, without limitation, reasonable attorneys', accountants', consultants' or experts' fees and disbursements).

         "SECURITIES" means stocks, bonds, rights, warrants and other negotiable and non-negotiable instruments, whether issued in certificated or uncertificated form, that are commonly traded or dealt in on securities exchanges or financial markets. "SECURITIES" also means other obligations of an issuer, or shares, participations and interests in an issuer recognized in the country in which it is issued or dealt in as a medium for investment and any other property as may be acceptable to Bank for the Securities Account.

         "SECURITIES ACCOUNT" means each Securities custody account on Bank's records to which Financial Assets are or may be credited pursuant hereto.

         "SECURITIES DEPOSITORY" has the meaning set forth in Section 5.1 of this Agreement.

         "SECURITIES ENTITLEMENT" means the rights and property interest of an Entitlement Holder with respect to a Financial Asset as set forth in Part 5 of
Article 8 of the Uniform Commercial Code of the State of New York, as the same may be amended from time to time.

         "SECURITIES INTERMEDIARY" means Bank, a Subcustodian, a Securities Depository, and any other financial institution which in the ordinary course of business maintains custody accounts for others and acts in that capacity.

         "SUBCUSTODIAN" has the meaning set forth in Section 5.1 and includes Affiliated Subcustodians.

(b) All terms in the singular will have the same meaning in the plural unless the context otherwise provides and visa versa.

                         2. WHAT BANK IS REQUIRED TO DO

2.1      SET UP ACCOUNTS.

(a)      Bank will establish and maintain the following accounts ("ACCOUNTS"):

(i) a Securities Account in the name of Customer on behalf of Company's International Equity Fund and a Securities Account in the name of Customer on behalf of Company's Core International Equity Fund for Financial Assets, which may be received by Bank or its Subcustodian for the account of Customer on behalf of Company's International Equity Fund or on behalf of Company's Core International Equity Fund, including as an Entitlement Holder; and

(ii) an account in the name of Customer on behalf of Company's International Equity Fund and an account in the name of Customer on behalf of Company's Core International Equity Fund (each a "CASH ACCOUNT") for any and all cash in any currency received by Bank or its Subcustodian for the account of Customer.

Notwithstanding paragraph (ii), cash held in respect of those markets where Customer is required to have a cash account in its own name held directly with the relevant Subcustodian will be held in that manner and will not be part of a Cash Account.

(b) At the request of Customer, additional Accounts may be opened in the future, which will be subject to the terms of this Agreement.

2.2      CASH ACCOUNT.

         Except as otherwise provided in Instructions acceptable to Bank, all cash held in the Cash Account will be deposited during the period it is credited to the Accounts in one or more deposit accounts at Bank or at Bank's London Branch. Any cash so deposited with Bank's London Branch will be payable exclusively by Bank's London Branch in the applicable currency, subject to compliance with any applicable laws, regulations, governmental decrees or similar orders.

2.3      SEGREGATION OF ASSETS; NOMINEE NAME.

(a) Bank will identify in its records that Financial Assets credited to Customer's Securities Account belong to Customer on behalf of Company's International Equity Fund or to Customer on behalf of Company's Core International Equity Fund (except as otherwise may be agreed by Bank and Customer).

(b) Bank will require each Subcustodian to identify in its own records that Financial Assets credited to Customer's Securities Account belong to customers of Bank (to the extent permitted by Applicable Law or market practice), such that it is readily apparent that the Financial Assets do not belong to Bank or the Subcustodian.

(c) Bank is authorized, in its discretion, to hold in bearer form, such Financial Assets as are customarily held in bearer form; and to register in the name of Customer on behalf of Company's International Equity Fund or Customer on behalf of Company's Core International Equity Fund, Bank, a Subcustodian, a Securities Depository, or their respective nominees, such Financial Assets as are customarily held in registered form. Customer authorizes Bank or its Subcustodian to hold Financial Assets in omnibus accounts and will accept delivery of Financial Assets of the same class and denomination as those deposited with Bank or its Subcustodian.

2.4      SETTLEMENT OF TRADES.

         When Bank receives an Instruction directing settlement of a trade in Financial Assets that includes all information required by Bank, Bank will use reasonable care to effect such settlement as instructed. Settlement of purchases and sales of Financial Assets will be conducted in accordance with prevailing standards of the market in which the transaction occurs. The risk of loss will be Customer's whenever Bank delivers Financial Assets or payment in accordance with applicable market practice in advance of receipt or settlement of the expected consideration. In the case of the failure of Customer's counterparty to deliver the expected consideration as agreed, Bank will contact the counterparty to seek settlement, but Bank will not be obligated to institute legal proceedings, file proof of claim in any insolvency proceeding, or take any similar action. In connection with the foregoing, Bank may act for Customer (at Customer's expense) upon Instructions after consultation with Customer.

2.5      CONTRACTUAL SETTLEMENT DATE ACCOUNTING.

(a) Bank will effect book entries on a "contractual settlement date accounting" basis as described below with respect to the settlement of trades in those markets where Bank generally offers contractual settlement day accounting and will notify Customer of these markets from time to time.

(i) SALES: On the settlement date for a sale, Bank will credit the appropriate Cash Account with the sale proceeds of the sale and transfer the relevant Financial Assets to an account pending settlement of the trade if not already delivered.

(ii) PURCHASES: On the settlement date for the purchase (or earlier, if market practice requires delivery of the purchase price before the settlement date), Bank will debit the appropriate Cash Account with the settlement monies and credit a separate account. Bank then will post the appropriate Securities Account as awaiting receipt of the expected Financial Assets. Customer will not be entitled to the delivery of Financial Assets that are awaiting receipt until Bank or a Subcustodian actually receives them.

Bank reserves the right to restrict in good faith the availability of contractual day settlement accounting for credit reasons.

(b) Bank may (in its discretion) upon oral or written notification to Customer reverse any debit or credit made pursuant to Section 2.5(a) prior to a transaction's actual settlement, and Customer will be responsible for any costs or liabilities resulting from such reversal. Customer acknowledges that the procedures described in this sub-section are of an administrative nature, and Bank does not undertake to make loans and/or Financial Assets available to Customer.

2.6      ACTUAL SETTLEMENT DATE ACCOUNTING.

         With respect to any sale or purchase transaction that is not posted to the Account on the contractual settlement date as referred to in Section 2.5, Bank will post the transaction on the date on which the cash or Financial Assets received as consideration for the transaction is actually received by Bank.

2.7      INCOME COLLECTION; AUTOCREDIT.

(a) Bank will credit the appropriate Cash Account with income and redemption proceeds on Financial Assets in accordance with the times notified by Bank from time to time on or after the anticipated payment date, net of any taxes that are withheld by Bank or any third party. Where no time is specified for a particular market, income and redemption proceeds from Financial Assets will be credited only after actual receipt and reconciliation. Bank may reverse such credits upon oral or written notification to Customer that Bank believes that the corresponding payment will not be received by Bank within a reasonable period or such credit was incorrect.

(b) Bank will make reasonable endeavors in its discretion to contact appropriate parties to collect unpaid interest, dividends or redemption proceeds, but neither Bank nor its Subcustodians will be obliged to file any formal notice of default, institute legal proceedings, file proof of claim in any insolvency proceeding, or take any similar action.

2.8      FRACTIONS/ REDEMPTIONS BY LOT.

         Bank may sell fractional interests in Financial Assets and credit the appropriate Cash Account with the proceeds of the sale. If some, but not all, of an outstanding class of Financial Asset is called for redemption, Bank may allot the amount redeemed among the respective beneficial holders of such class of Financial Asset in any manner Bank deems to be fair and equitable.

2.9      PRESENTATION OF COUPONS; CERTAIN OTHER MINISTERIAL ACTS.

         Until Bank receives Instructions to the contrary, Bank will:

(a) present all Financial Assets for which Bank has received notice of a call for redemption or that have otherwise matured, and all income and interest coupons and other income items that call for payment upon presentation;

(b) execute in the name of Customer such certificates as may be required to obtain payment in respect of Financial Assets; and

(c) exchange interim or temporary documents of title held in the Securities Account for definitive documents of title.

2.10     CORPORATE ACTIONS.

(a) Bank will follow Corporate Actions and promptly advise Customer of those Corporate Actions of which Bank's central corporate actions department receives notice from the issuer or from the Securities Depository in which such Financial Assets are maintained or notice published in publications and reported in reporting services routinely used by Bank for this purpose.

(b) If an Authorized Person fails to provide Bank with timely Instructions with respect to any Corporate Action, neither Bank nor its Subcustodians or their respective nominees will take any action in relation to that Corporate Action, except as otherwise agreed in writing by Bank and Customer or as may be set forth by Bank as a default action in the advice it provides under Section 2.10
(a) with respect to that Corporate Action. Until further Instruction from Customer to the contrary, where a rights entitlement or a fractional interest resulting from a rights issue, stock dividend, stock split or similar Corporate Action is received which bears an expiration date, Bank shall use reasonable efforts to obtain Instructions from Customer or its Authorized Person, but if Instructions are not received in time for Bank to take timely action, or actual notice of such Corporate Action was received too late to seek Instructions, Bank is authorized to sell such rights entitlement or fractional interest and to credit the Deposit Account with the proceeds or take any other action it deems, in good faith and without negligence, to be appropriate in which case it shall be held harmless for any such action.

2.11     PROXY VOTING.

(a) Subject to and upon the terms of this sub-section, Bank will provide Customer with information which it receives on matters to be voted upon at meetings of holders of Financial Assets ("NOTIFICATIONS"), and Bank will act in accordance with Customer's Instructions in relation to such Notifications ("THE ACTIVE PROXY VOTING SERVICE"). If information is received by Bank at its proxy voting department too late to permit timely voting by Customer, Bank's only obligation is to provide, so far as reasonably practicable, a Notification (or summary information concerning a Notification) on an "information only" basis.

(b) The active proxy voting service is available only in certain markets, details of which are available from Bank on request. Provision of the active proxy voting service is conditional upon receipt by Bank of a duly completed enrollment form as well as additional documentation that may be required for certain markets.

(c) Bank will act upon Instructions to vote on matters referred to in a Notification, provided Instructions are received by Bank at its proxy voting department by the deadline referred to in the relevant Notification. If Instructions are not received in a timely manner, Bank will not be obligated to provide further notice to Customer.

(d) Bank reserves the right to provide Notifications or parts thereof in the language received. Bank will attempt in good faith to provide accurate and complete Notifications, whether or not translated.

(e) Customer acknowledges that Notifications and other information furnished pursuant to the active proxy voting service ("INFORMATION") are proprietary to Bank and that Bank owns all intellectual property rights, including copyrights and patents, embodied therein, except that the foregoing shall not apply to information which is in the public domain or which Customer can demonstrate by written evidence was obtained independently by Customer or Company without wrongdoing. Accordingly, Customer will not make any use of such information except in connection with the active proxy voting service.

(f) In markets where the active proxy voting service is not available or where Bank has not received a duly completed enrollment form or other relevant documentation, Bank will not provide Notifications to Customer but will endeavor to act upon Instructions to vote on matters before meetings of holders of Financial Assets where it is reasonably practicable for Bank (or its Subcustodians or nominees as the case may be) to do so and where such Instructions are received in time for Bank to take timely action (the "PASSIVE PROXY VOTING SERVICE").

(g) Customer acknowledges that the provision of proxy voting services (whether active or passive) may be precluded or restricted under a variety of circumstances. These circumstances include, but are not limited to: (i) the Financial Assets being on loan or out for registration, (ii) the pendency of conversion or another corporate action, or (iii) Financial Assets being held at Customer's request in a name not subject to the control of Bank or its Subcustodian, in a margin or collateral account at Bank or another bank or broker, or otherwise in a manner which affects voting, local market regulations or practices, or restrictions by the issuer. Additionally, in some cases Bank may be required to vote all shares held for a particular issue for all of Bank's customers in the same way. Bank will inform Customer where this is the case.

(h) Notwithstanding the fact that Bank may act in a fiduciary capacity with respect to Customer under other agreements or otherwise hereunder, in performing active or passive voting proxy services Bank will be acting solely as the agent of Customer, and will not exercise any discretion with regard to such proxy services or vote any proxy except when directed by an Authorized Person.

2.12     STATEMENTS AND INFORMATION AVAILABLE ON-LINE.

(a) Bank will issue statements to Customer at times mutually agreed identifying the Financial Assets and cash in the Accounts. Bank also will provide additional statements containing this information upon Customer's request. Additionally, Bank will send (or, if agreed to in writing by Customer) make available on-line
to) Customer an advice or notification of any transfers of cash or Financial Assets with respect to the Accounts. Bank will be not be liable with respect to any matter set forth in those portions of any such statement to which Customer has not given Bank a written exception or objection within sixty (60) days of receipt of the statement, except that Bank shall be liable for its negligence in preparing any such statement and in maintaining its own records.

(b) Prices and other information obtained from third parties which may be contained in any statement sent to Customer have been obtained from sources Bank believes to be reliable. Bank does not, however, make any representation as to the accuracy of such information or that the prices specified necessarily reflect the proceeds that would be received on a disposal of the relevant Financial Assets. References in this Agreement to statements include any statements in electronic form.

(c) Customer acknowledges that records and unaudited reports available to it on-line will be unaudited and may not be accurate due to inaccurate pricing, delays in updating Account records, and other causes. Bank will not be liable for any loss or damage arising out of the inaccuracy of any such records or unaudited reports accessed on-line.

2.13     ACCESS TO BANK'S RECORDS.

         Bank will allow Customer's and a given Company's independent public accountants such reasonable access to the records of Bank relating to Financial Assets as is required in connection with their examination of books and records pertaining to Customer's and a given Company's affairs. Subject to restrictions under Applicable Law, Bank will also obtain an undertaking to permit Customer's and a given Company's independent public accountants reasonable access to the records of any Subcustodian of Securities held in the Securities Account as may be required in connection with such examination.

2.14     MAINTENANCE OF FINANCIAL ASSETS AT BANK AND SUBCUSTODIAN LOCATIONS.

(a) Unless Instructions (as detailed in Article 3) require another location acceptable to Bank, Financial Assets will be held in the country or jurisdiction in which their principal trading market is located, where such Financial Assets may be presented for payment, where such Financial Assets were acquired, or where such Financial Assets are held. Bank reserves the right to refuse to accept delivery of Financial Assets or cash in countries and jurisdictions other than those referred to in Schedule 1 to this Agreement, as in effect from time to time.

(b) Bank will not be obliged to follow an Instruction to hold Financial Assets with, or have them registered or recorded in the name of, any person not chosen by Bank. However, if Customer does instruct Bank to hold Securities with or register or record Securities in the name of a person not chosen by Bank, the consequences of doing so are at Customer's own risk and Bank will not be liable therefor.

2.15     TAX RECLAIMS.

         Bank will provide tax reclamation services as provided in Section 8.2.

2.16     FOREIGN EXCHANGE TRANSACTIONS.

         To facilitate the administration of Customer's trading and investment activity, Bank may, but will not be obliged to, enter into spot or forward foreign exchange contracts with Customer, or an Authorized Person, and may also provide foreign exchange contracts and facilities through its Affiliates or Subcustodians. Instructions, including standing instructions, may be issued with respect to such contracts, but Bank may establish rules or limitations concerning any foreign exchange facility made available. In all cases where Bank, its Affiliates or Subcustodians enter into a master foreign exchange contract that covers foreign exchange transactions for the Accounts, the terms and conditions of that foreign exchange contract and, to the extent not inconsistent, this Agreement, will apply to such transactions.

                                3. INSTRUCTIONS

3.1      ACTING ON INSTRUCTIONS; UNCLEAR INSTRUCTIONS.

(a) Bank is authorized to act under this Agreement (or to refrain from taking action) in accordance with the instructions received by Bank, via telephone, telex, facsimile transmission, or other teleprocess or electronic instruction or trade information system acceptable to Bank ("Instructions"). Bank will have no responsibility for the authenticity or propriety of any Instructions that Bank believes in good faith to have been given by Authorized Persons or which are transmitted with proper testing or authentication pursuant to terms and conditions that Bank may specify. Customer authorizes Bank to accept and act upon any Instructions received by it without inquiry provided that such acceptance and action was in good faith. Provided that the manner in which Chase performed an Instruction did not constitute negligence or willful misconduct, Customer will indemnify the Bank Indemnitees against, and hold each of them harmless from, any Liabilities that may be imposed on, incurred by, or asserted against the Bank Indemnitees as a result of any action or omission taken in accordance with any Instructions or other directions upon which Bank is authorized to rely under the terms of this Agreement.

(b) Unless otherwise expressly provided, all Instructions will continue in full force and effect until canceled or superseded.

(c) Bank may (in its sole discretion and without affecting any part of this Section 3.1) seek clarification or confirmation of an Instruction from an Authorized Person and may decline to act upon an Instruction if it does not receive clarification or confirmation satisfactory to it. Bank will not be liable for any loss arising from any delay while it seeks such clarification or confirmation.

(d) In executing or paying a payment order Bank may rely upon the identifying number (e.g. Fedwire routing number or account) or any party as instructed in the payment order. Customer assumes full responsibility for any inconsistency between the name and identifying number of any party in payment orders issued to Bank in Customer's name.

3.2      CONFIRMATION OF ORAL INSTRUCTIONS/ SECURITY DEVICES.

         Any Instructions delivered to Bank by telephone will promptly thereafter be confirmed in writing by an Authorized Person. Each confirmation is to be clearly marked "Confirmation." Bank will not be liable for having followed such Instructions notwithstanding the failure of an Authorized Person to send such confirmation in writing or the failure of such confirmation to conform to the telephone Instructions received. Either party may record any of their telephonic communications. Customer will comply with any security procedures reasonably required by Bank from time to time with respect to verification of Instructions. Customer will be responsible for safeguarding any test keys, identification codes or other security devices that Bank will make available to Customer or any Authorized Person.

3.3      INSTRUCTIONS; CONTRARY TO LAW/MARKET PRACTICE.

                  Bank need not act upon Instructions which it reasonably believes to be contrary to law, regulation or market practice but will be under no duty to investigate whether any Instructions comply with Applicable Law or market practice.

3.4      CUT-OFF TIMES.

         Bank has established cut-off times for receipt of some categories of Instruction, which will be made available to Customer. If Bank receives an Instruction after its established cut-off time, it will attempt to act upon the Instruction on the day requested if Bank deems it practicable to do so or otherwise as soon as practicable after that day.

               4. FEES, EXPENSES AND OTHER AMOUNTS OWING TO BANK

4.1      FEES AND EXPENSES.

         Customer will pay Bank for its services hereunder the fees set forth in Schedule B hereto or such other amounts as may be agreed upon in writing from time to time, together with Bank's reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees. Customer authorizes Bank to charge any Cash Accounts, for any such fees or expenses.

4.2      OVERDRAFTS.

         If a debit to the Cash Account results (or will result) in a debit balance, then Bank may, in its discretion, (i) advance an amount equal to the overdraft, (ii) or reject the settlement in whole or in any part, or (iii) if posted to the Securities Account, reverse the posting of the Financial Assets credited to the Securities Account. If Bank elects to make such an advance, the advance will be deemed a loan to Customer, payable on demand, bearing interest at the rate charged by Bank from time to time, for overdrafts incurred by customers similar to Customer, from the date of such advance to the date of payment (both after as well as before judgment) and otherwise on the terms on which Bank makes similar overdrafts available from time to time. No prior action or course of dealing on Bank's part with respect to the settlement of transactions on Customer's behalf will be asserted by Customer against Bank for Bank's refusal to make advances to the Cash Account or to settle any transaction for which Customer does not have sufficient available funds in the Account.

4.3      BANK'S RIGHT OVER SECURITIES; SET-OFF.

(a) Customer grants Bank a security interest in and a lien on the Financial Assets held in the Securities Account as security for any and all amounts which are now or become owing to Bank under any provision of this Agreement, whether or not matured or contingent ("Indebtedness").

(b) Bank will be further entitled to set any such Indebtedness off against any cash or deposit account with Bank or any of its Affiliates of which Customer is the beneficial owner, regardless of the currency involved. Bank will notify Customer in advance of any such charge unless Bank reasonably believes that it might prejudice its interests to do so and, in such event, Bank will notify Customer promptly afterwards.

          5. SUBCUSTODIANS, SECURITIES DEPOSITORIES, AND OTHER AGENTS

5.1      APPOINTMENT OF SUBCUSTODIANS; USE OF SECURITIES DEPOSITORIES.

(a) Bank is authorized under this Agreement to act through and hold Customer's Financial Assets with subcustodians, being at the date of this Agreement the entities listed in Schedule 1 and/or such other entities as Bank may appoint as subcustodians ("SUBCUSTODIANS"). Bank will give Customer reasonable notice of the anticipated appointment of additional Subcustodians Bank will use reasonable care in the selection and continued appointment of such Subcustodians. In addition, Bank and each Subcustodian may deposit Financial Assets with, and hold Financial Assets in, any securities depository (as defined in Securities and Exchange Commission Rule l7f-4 under the Investment Company Act of 1940, as amended ("1940 Act")), settlement system, dematerialized book entry system or similar system (together a "SECURITIES DEPOSITORY") on such terms as such systems customarily operate and Customer will provide Bank with such documentation or acknowledgements that Bank may require to hold the Financial Assets in such systems.

(b) Any Financial Assets in the Accounts held by a Subcustodian shall be subject only to the instructions of Bank or its agent. Any Financial Assets held in a securities depository for the account of a Subcustodian shall be subject only to the instructions of such Subcustodian. Any agreement Bank enters into with a Subcustodian for holding Bank's customers' assets shall provide that such assets shall not be subject to any right, charge, security interest, lien or claim of any kind in favor of such Subcustodian or its creditors except a claim of payment for their safe custody or administration or, in the case of cash deposits, except for liens or rights in favor of creditors of the Subcustodian arising under bankruptcy, insolvency or similar laws, and that the beneficial ownership of such assets shall be freely transferable without the payment of money or value other than for safe custody or administration. Where a Subcustodian deposits Securities with a Securities Depository, Bank will cause the Subcustodian to identify on its records as belonging to Bank, as agent the Securities shown on the Subcustodian's account at such Securities Depository. The foregoing will not apply to the extent of any special agreement or arrangement made by Customer with any particular Subcustodian.

(c) Bank will have no responsibility for any act or omission by (or the insolvency of) any Securities Depository. In the event Customer incurs a loss due to the negligence, willful misconduct, or insolvency of a Securities Depository, Bank will make reasonable endeavors, in its discretion, to seek recovery from the Securities Depository.

5.2      LIABILITY FOR SUBCUSTODIANS.

(a) Subject to Section 7.1(b), Bank will be liable for direct losses incurred by Customer that result from:

(i) the failure by the Subcustodian to use reasonable care in the provision of custodial services by it in accordance with the standards prevailing in the relevant market or from the fraud or willful default of such Subcustodian in the provision of custodial services by it; or

(ii)                       the insolvency of any Affiliated Subcustodian.

(b) Subject to Section 5.1(a) and Bank's duty to use reasonable care in the monitoring of a Subcustodian's financial condition as reflected in its published financial statements and other publicly available financial information concerning it, Bank will not be responsible for the insolvency of any Subcustodian which is not a branch or an Affiliated Subcustodian.

(c) Bank reserves the right to add, replace or remove Subcustodians. Bank will give prompt notice of any such action, which will be advance notice if practicable. Upon request by Customer, Bank will identify the name, address and principal place of business of any Subcustodian and the name and address of the governmental agency or other regulatory authority that supervises or regulates such Subcustodian.

5.3      USE OF AGENTS.

(a) Bank may provide certain services under this Agreement through third parties. These third parties may be Affiliates. Except to the extent provided in
Section 5.2 with respect to Subcustodians, Bank will not be responsible for any loss as a result of a failure by any broker or any other third party that it selects and retains using reasonable care to provide ancillary services, such as pricing, proxy voting, and corporate action services, that it does not customarily provide itself except that Bank shall be responsible for negligence or bad faith in the appointment of any such broker or any other third party. Nevertheless, Bank will be liable for the performance of any such service provider selected by Bank that is an Affiliate to the same extent as Bank would have been liable if it performed such services itself.

(b) Bank will execute transactions involving Financial Assets of United States origin through a broker which is an Affiliate (i) in the case of the sale under
Section 2.8 of a fractional interest or (ii) if an Authorized Person directs Bank to use the affiliated broker or otherwise requests that Bank select a broker for that transaction, unless, in either case, the Affiliate does not execute similar transactions in such Financial Assets. The affiliated broker may charge its customary commission (or retain its customary spread) with respect to either such transaction.

                 6. ADDITIONAL PROVISIONS RELATING TO CUSTOMER

6.1      REPRESENTATIONS OF CUSTOMER.

         Customer represents and warrants that (i) it has full authority and power, and has obtained all necessary authorizations and consents, to deposit and control the Financial Assets and cash in the Accounts, to use Bank as its custodian in accordance with the terms of this Agreement and to incur indebtedness, pledge Financial Assets as contemplated by Section 4.3, and enter into foreign exchange transactions; and (ii) this Agreement is its legal, valid and binding obligation, enforceable in accordance with its terms and it has full power and authority to enter into and has taken all necessary corporate action to authorize the execution of this Agreement. Bank may rely upon the above or the certification of such other facts as may be required to administer Bank's obligations hereunder.

6.2      CUSTOMER TO PROVIDE CERTAIN INFORMATION TO BANK.

         Upon request, Customer will promptly provide to Bank such information about itself and its financial status as Bank may reasonably request, including Customer's organizational documents and its current audited and unaudited financial statements.

6.3      CUSTOMER IS LIABLE TO BANK EVEN IF IT IS ACTING FOR ANOTHER PERSON.

         If Customer is acting as an agent for a disclosed or undisclosed principal in respect of any transaction, cash, or Financial Asset, Bank nevertheless will treat Customer as its principal for all purposes under this Agreement. In this regard, Customer will be liable to Bank as a principal in respect of any transactions relating to the Account. The foregoing will not affect any rights Bank might have against Customer's principal.

                       7. WHEN BANK IS LIABLE TO CUSTOMER

7.1      STANDARD OF CARE; LIABILITY.

(a) Bank will use reasonable care in performing its obligations under this Agreement. Bank will not be in violation of this Agreement with respect to any matter as to which it has satisfied its obligation of reasonable care.

(b) Bank will be liable for Customer's and Company's direct damages to the extent they result from Bank's negligence or willful misconduct in performing its duties as set out in this Agreement and to the extent provided for in
Section 5.2(a). Nevertheless, under no circumstances will Bank be liable for any indirect, consequential or special damages (including, without limitation, lost profits) of any form, whether or not foreseeable and regardless of the type of action in which such a claim may be brought, with respect to the Accounts or Bank's performance hereunder or its role as custodian.

(c) Customer will indemnify the Bank Indemnitees against, and hold them harmless from, any Liabilities that may be imposed on, incurred by or asserted against any of the Bank Indemnitees in connection with or arising out of Bank's performance under this Agreement, provided the Bank Indemnitees have not acted with negligence or engaged in fraud or willful misconduct in connection with the Liabilities in question. Nevertheless, Customer will not be obligated to indemnify any Bank Indemnity under the preceding sentence with respect to any Liability for which Bank is liable under Section 5.2 of this Agreement.

(d) Without limiting Subsections 7.1 (a), (b) or (c), Bank will have no duty or responsibility to: (i) question Instructions or make any suggestions to Customer or an Authorized Person regarding such Instructions; (ii) supervise or make recommendations with respect to investments or the retention of Financial Assets; (iii) advise Customer or an Authorized Person regarding any default in the payment of principal or income of any security other than as provided in
Section 2.7(b) of this Agreement; (iv) evaluate or report to Customer or an Authorized Person regarding the financial condition of any broker, agent or other party to which Bank is instructed to deliver Financial Assets or cash (other than an Affiliate); or (v) review or reconcile trade confirmations received from brokers (and Customer or its Authorized Persons issuing Instructions will bear any responsibility to review such confirmations against Instructions issued to and statements issued by Bank).

7.2      FORCE MAJEURE.

                  Bank will maintain and update from time to time business continuation and disaster recovery procedures with respect to its global custody business that it determines from time to time meet reasonable commercial standards. Bank will have no liability, however, for any damage, loss, expense or liability of any nature that Customer may suffer or incur, caused by an act of God, fire, flood, civil or labor disturbance, war, act of any governmental authority or other act or threat of any authority (de jure or de facto), legal constraint, fraud or forgery, malfunction of equipment or software (except to the extent such malfunction is attributable to Bank's negligence in maintaining the equipment or software), failure of or the effect of rules or operations of any external funds transfer system, inability to obtain or interruption of external communications facilities, or any cause beyond the reasonable control of Bank (including without limitation, the non-availability of appropriate foreign exchange).

7.3      BANK MAY CONSULT WITH COUNSEL.

         Bank will be entitled to rely on, and may act upon the advice of professional advisers in relation to matters of law, regulation or market practice (which may be the professional advisers of Customer), and will not be liable to Customer for any action reasonably taken or omitted pursuant to such advice.

7.4      BANK PROVIDES DIVERSE FINANCIAL SERVICES AND MAY GENERATE PROFITS AS A
RESULT.

         Customer acknowledges that Bank or its Affiliates may have a material interest in the transaction or that circumstances are such that Bank may have a potential conflict of duty or interest. For example, Bank or its Affiliates may act as a market maker in the Financial Assets to which Instructions relate, provide brokerage services to other customers, act as financial adviser to the issuer of such Financial Assets, act in the same transaction as agent for more than one customer, have a material interest in the issue of the Financial Assets; or earn profits from any of these activities. Customer acknowledges that Bank or its Affiliates may be in possession of information tending to show that the Instructions received may not be in the best interests of Customer. Bank is not under any duty to disclose any such information.

                                  8. TAXATION

8.1      TAX OBLIGATIONS.

(a) Customer confirms that Bank is authorized to deduct from any cash received or credited to the Cash Accounts any taxes or levies required by any revenue or governmental authority for whatever reason in respect of Customer's Accounts.

(b) If Bank does not receive appropriate declarations, documentation and information then additional United Kingdom taxation will be deducted from all income received in respect of the Financial Assets issued outside the United Kingdom and United States non-resident alien tax will be deducted from United States source income. Customer will provide to Bank such certifications, documentation, and information as it may require in connection with taxation, and warrants that, when given, this information is true and correct in every respect, not misleading in any way, and contains all material information. Customer undertakes to notify Bank immediately if any information requires updating or correcting.

(c) Customer will be responsible for the payment of all taxes relating to the Financial Assets in the Securities Accounts, and Customer will pay, indemnify and hold Bank harmless from and against any and all liabilities, penalties, interest or additions to tax with respect to or resulting from, any delay in, or failure by, Bank (1) to pay, withhold or report any U.S. federal, state or local taxes or foreign taxes imposed on, or (2) to report interest, dividend or other income paid or credited to the Cash Accounts, whether such failure or delay by Bank to pay' withhold or report tax or income is the result of (x) Customer's failure to comply with the terms of this paragraph, or (y) Bank's own acts or omissions; provided however, Customer will not be liable to Bank for any penalty or additions to tax due as a result of Bank's failure to pay or withhold tax or to report interest, dividend or other income paid or credited to the Cash Account to the extent resulting from Bank's negligent acts or omissions.

8.2      TAX RECLAIMS.

(a) Subject to the provisions of this Section, Bank will apply for a reduction of withholding tax and any refund of any tax paid or tax credits in respect of income payments on Financial Assets credited to the Securities Account that Bank believes may be available.

(b) The provision of a tax reclamation service by Bank is conditional upon Bank receiving from Customer (i) a declaration of its identity and place of residence and (ii) certain other documentation (pro forma copies of which are available from Bank). If Financial Assets credited to the Account are beneficially owned by someone other than Customer, this information will be necessary with respect to the beneficial owner. Customer acknowledges that Bank will be unable to perform tax reclamation services unless it receives this information.

(c) Bank will perform tax reclamation services only with respect to taxation levied by the revenue authorities of the countries advised to Customer from time to time and Bank may, by prior notification in writing, in its absolute discretion, supplement or amend the countries in which the tax reclamation services are offered. Other than as expressly provided in this Section 8.2 Bank will have no responsibility with regard to Customer's tax position or status in any jurisdiction.

(d) Customer confirms that Bank is authorized to disclose any information requested by any revenue authority or any governmental body in relation to the processing of any tax reclaim.

                                 9. TERMINATION

         Any party may terminate this Agreement on sixty days' notice in writing to the other parties. If Customer gives notice of termination, it must provide full details of the persons to whom Bank must deliver Financial Assets and cash. If Bank gives notice of termination, then Customer must, within sixty days, notify Bank of details of its new custodian, failing which Bank may elect (at any time after the sixty day notice period) either to retain the Financial Assets and cash until such details are given, continuing to charge fees due (in which case Bank's sole obligation will be for the safekeeping of the Financial Assets and cash), or deliver the Financial Assets and cash to Customer. Bank will in any event be entitled to deduct any amounts owing to it prior to delivery of the Financial Assets and cash (and, accordingly, Bank will be entitled to sell Financial Assets and apply the sale proceeds in satisfaction of amounts owing to it). Customer will reimburse Bank promptly for all out-of-pocket expenses it incurs in delivering Financial Assets upon termination. Termination will not affect any of the liabilities either party owes to the other arising under this Agreement prior to such termination.

                               10. MISCELLANEOUS

10.1     NOTICES.

         Notices (other than Instructions) will be served by registered mail or hand delivery to the address of the respective parties as set out on the first page of this Agreement, unless notice of a new address is given to the other party in writing. Notice will not be deemed to be given unless it has been received.

10.2     SUCCESSORS AND ASSIGNS.

         This Agreement will be binding on each of the parties' successors and assigns, but the parties agree that no party can assign its rights and obligations under this Agreement without the prior written consent of the other parties, which consent will not be unreasonably withheld.

10.3     INTERPRETATION.

         Headings are for convenience only and are not intended to affect interpretation. References to sections are to sections of this Agreement and references to sub-sections and paragraphs are to subsections of the sections and paragraphs of the sub-sections in which they appear.

10.4     ENTIRE AGREEMENT.

(a)      The following Rider(s) are incorporated into this Agreement:

                   ____    Cash Trade Execution;

                    X      Mutual Fund

                   ____    Domestic

(b) This Agreement, including the Schedules, Exhibits, and Riders (and any separate agreement which Bank and Customer may enter into with respect to any Cash Account), sets out the entire Agreement between the parties in connection with the subject matter, and this Agreement supersedes any other agreement, statement or representation relating to custody, whether oral or written. Amendments must be in writing and signed by both parties.

10.5     INFORMATION CONCERNING DEPOSITS AT BANK'S LONDON BRANCH.

         Bank's London Branch is a member of the United Kingdom Deposit Protection Scheme (the "SCHEME") established under Banking Act 1987 (as amended). The Scheme provides that in the event of Bank's insolvency payments may be made to certain customers of Bank's London Branch. Payments under the Scheme are limited to 90% of a depositor's total cash deposits subject to a maximum payment to any one depositor of f.18,000 (or ECU 20,000 if greater). Most deposits denominated in sterling and other European Economic Area Currencies and ECU made with Bank within the United Kingdom are covered. Further details of the Scheme are available on request.

10.6     CONFIDENTIALITY.

         Bank will not disclose any confidential information concerning the Financial Assets and/or cash held for Customer except as is reasonably necessary to provide services to Customer, as required by law or regulation or the organizational documents of the issuer of any Financial Asset, or otherwise with the consent of Customer. Customer agrees to keep this Agreement confidential and, except where disclosure is required by law or regulation, will only disclose it (or any part of it) with the prior written consent of Bank. Bank acknowledges that this Agreement will be filed as an exhibit to the Company's Registration Statement under the 1940 Act.

10.7     INSURANCE.

         Bank will not be required to maintain any insurance coverage for the benefit of Customer.

10.8     GOVERNING LAW AND JURISDICTION.

         This Agreement will be construed, regulated, and administered under the laws of the United States or State of New York, as applicable, without regard to New York's principles regarding conflicts of law. The United States District Court for the Southern District of New York will have the sole and exclusive jurisdiction over any lawsuit or other judicial proceeding relating to or arising from this Agreement. If that court lacks federal subject matter jurisdiction, the Supreme Court of the State of New York, New York County will have sole and exclusive jurisdiction. Either of these courts will have proper venue for any such lawsuit or judicial proceeding, and the parties waive any objection to venue or their convenience as a forum. The parties agree to submit to the jurisdiction of any of the courts specified and to accept service of process to vest personal jurisdiction over them in any of these courts. The parties further hereby knowingly, voluntarily and intentionally waive, to the fullest extent permitted by applicable law, any right to a trial by jury with respect to any such lawsuit or judicial proceeding arising or relating to this Agreement or the transactions contemplated hereby.

10.9     SEVERABILITY AND WAIVER; COUNTERPARTS.

(a) If one or more provisions of this Agreement are held invalid, illegal or unenforceable in any respect on the basis of any particular circumstances or in any jurisdiction, the validity, legality and enforceability of such provision or provisions under other circumstances or in other jurisdictions and of the remaining provisions will not in any way be affected or impaired. This Agreement may be executed in several counterparts each of which will be deemed to be an original and together will constitute one and the same agreement.

(b) Except as otherwise provided herein, no failure or delay on the part of either party in exercising any power or right hereunder operates as a waiver, nor does any single or partial exercise of any power or right preclude any other or further exercise, or the exercise of any other power or right. No waiver by a party of any provision of this Agreement or waiver of any breach or default, is effective unless in writing and signed by the party against whom the waiver is to be enforced.

10.10    YEAR 2000.

         YEAR 2000. Bank confirms that it is aware of the problem that may be presented for certain computer systems by use of date fields and the like on and after January 1, 2000 and that it has developed and has substantially completed implementation of a program to help assure that its systems as the same relate to services provided hereunder will be unaffected by such problems.

10.11    SEPARATE PORTFOLIOS.

         The parties acknowledge that each of the International Equity Fund and the Core International Equity Fund is a separate investment portfolio of the Company and that the obligations of the Company hereunder are limited to the International Equity Fund and the Core International Equity Fund, as the case may be, and any amounts owed by the Company hereunder shall be paid out of the assets and property of the International Equity Fund and the Core International Equity Fund, as the case may be.

                                  FIRSTAR BANK MILWAUKEE, N.A.

                                  By:  /S/ MICHAEL R. MCVOY
                                  Title:  Michael R. McVoy, Vice President

                                  THE CHASE MANHATTAN BANK

                                  By:  /S/ KATHLEEN H. ROEDER
                                  Title:   Kathleen H. Roeder, Vice President
                                  Chase Manhattan Bank

                                  FIRSTAR FUNDS, INC.

                                  By:  /S/ LAURA J. RAUMAN
                                  Title:  Laura J. Rauman, Vice President



                        CHASE GLOBAL SECURITIES SERVICES

                              FEE AGREEMENT BETWEEN
                         THE CHASE MANHATTAN BANK, N.A.
                                       AND
                              FIRSTAR TRUST COMPANY

I.       PORTFOLIO BASIS POINT FEE

                            MARKET VALUE            BASIS POINTS
                            $0 TO $ 150MM           14.0
                            $151MM TO $200MM        12.0
                            0VER$S200MM             10.0

II.      GLOBAL STANDARD PRICE BY COUNTRY BANDS (SEE ATTACHED)

                         ASSET HOLDINGS FEE                PER TRANSACTION FEE

BAND "A"               -0-             BASIS POINTS              $30.00
BAND "B"               -0-             BASIS POINTS              $40.00
BAND "C"               -0-             BASIS POINTS              $60.00
BAND "D"               -0-             BASIS POINTS              $90.00
BAND "E"               -0-             BASIS POINTS             $100.00
BAND "F"               -0-             BASIS POINTS             $120.00
BAND "G"               20.0            BASIS POINTS             $135.00
BAND "H"               25.0            BASIS POINTS             $140.00

III.     OUT OF POCKET EXPENSES

BILLED AS INCURRED (E.G. SCRIP FEES, TRANSPORTING SECURITIES OUT OF THE LOCAL MKT.)

IV.      GLOBAL SECURITIES LENDING

60%/40% SPLIT IN CLIENTS FAVOR (50%/50% WITH INDEMNIFICATION)

V.       INFOSTATION

CURRENT INSTALLATIONS AT FIRSTAR ARE FREE. ADDITIONAL OR CLIENT INSTALLS ARE SUBJECT TO A $2500/INSTALLATION FEE PLUS EXPENSES

VI. ANNUAL VIP ACCOUNTING FEES           VII. PROXY SERVICE FEES
    MONTHLY - $15,000 PER PORTFOLIO           NOTIFICATION - CDS $25 PER MEETING
                                              FAX/TELEX $50 PER ACCOUNT
                                              VOTING - $75/ACCOUNT



                        CHASE GLOBAL SECURITIES SERVICES

                                 GLOBAL CUSTODY

                                  GLOBAL BANDS

BAND "A"            BAND "B"                      BAND "C"
--------            --------                      --------

JAPAN            GERMANY                 AUSTRALIA     NEW ZEALAND
CEDEL            NETHERLANDS             BELGIUM       NORWAY
UNITED STATES    CANADA                  DENMARK       SWEDEN
EUROCLEAR        SWITZERLAND             FRANCE        UNITED KINGDOM
                                         IRELAND

            BAND "D"                   BAND "E"             BAND "F"
            --------                   --------             --------

AUSTRIA            LUXEMBOURG       MEXICO         ARGENTINA     JORDAN
FINLAND            MALAYSIA         SPAIN          BRAZIL        PAKISTAN
HONG KONG          SINGAPORE        THAILAND       CHILE         PHILIPPINES
ITALY              TURKEY                          GREECE        PORTUGAL
                                                   INDONESIA     TAIWAN

                             EMERGING MARKETS BANDS

          BAND "G"                                         BAND "H"

Columbia         Poland                                 Peru
Hungary          Shenzen
India            Sri Lanka
Korea            Venezuela


              Investment Company Rider to Global Custody Agreement
                      Between The Chase Manhattan Bank and

              FIRSTAR BANK MILWAUKEE, N.A. AND FIRSTAR FUNDS, INC.
                           effective November 3, 1999

The following modifications are made to the Agreement:
A.       Add a new Section 2.17 to the Agreement as follows:

                  "2.17. COMPLIANCE WITH SEC RULE 17F-5.

(a) Company's board of directors (or equivalent body) (hereinafter `Board') hereby delegates to Bank, and, except as to the country or countries as to which Bank may, from time to time, advise Company that it does not accept such delegation, Bank hereby accepts the delegation to it, of the obligation to perform as Company's `Foreign Custody Manager' (as that term is defined in SEC rule 17f-5(a)(2) as promulgated under the 1940 Act, both for the purpose of selecting Eligible Foreign Custodians (as that term is defined in SEC rule l7f-5(a)(1), and as the same may be amended from time to time, or that have otherwise been made exempt pursuant to an SEC exemptive order) to hold Financial Assets and Cash and of evaluating the contractual arrangements with such Eligible Foreign Custodians (as set forth in SEC rule 17f-5(c)(2)); provided that, the term Eligible Foreign Custodian shall not include any `Eligible Securities Depository'. An Eligible Securities Depository for purposes hereof shall have the same meaning as in SEC rule 17f-7 as proposed on April 29, 1999. (Eligible Securities Depositories used by Bank as of the date hereof are set forth in Appendix I -A hereto, and as the same may be amended on notice to Customer from time to time.)

(b)      In connection with the foregoing, Bank shall:

     (i) provide written reports notifying Company's Board of the placement of Financial Assets and Cash with particular Eligible Foreign Custodians and of any material change in the arrangements with such Eligible Foreign Custodians, with such reports to be provided to Company's Board at such times as the Board deems reasonable and appropriate based on the circumstances of Company's foreign custody arrangements (and until further notice from Company such reports shall be provided not less than quarterly with respect to the placement of Financial Assets and Cash with particular Eligible Foreign Custodians and with reasonable promptness upon the occurrence of any material change in the arrangements with such Eligible Foreign Custodians);

     (ii) exercise such reasonable care, prudence and diligence in performing as Company's Foreign Custody Manager as a person having responsibility for the safekeeping of Financial Assets and cash would exercise;

     (iii) in selecting an Eligible Foreign Custodian, first have determined that Financial Assets and cash placed and maintained in the safekeeping of such Eligible Foreign Custodian shall be subject to reasonable care, based on the standards applicable to custodians in the relevant market, after having considered all factors relevant to the safekeeping of such Financial Assets and cash, including, without limitation, those factors set forth in SEC rule l7f-5(c)(l)(i)-(iv);

     (iv) determine that the written contract with an Eligible Foreign Custodian requires that the Eligible Foreign Custodian will provide reasonable care for Financial Assets and Cash based on the standards applicable to custodians in the relevant market.

     (v) have established a system to monitor the continued appropriateness of maintaining Financial Assets and cash with particular Eligible Foreign Custodians and of the governing contractual arrangements; it being understood, however, that in the event that Bank shall have determined that the existing Eligible Foreign Custodian in a given country would no longer afford Financial Assets and cash reasonable care and that no other Eligible Foreign Custodian in that country would afford reasonable care, Bank shall promptly so advise Customer and Company and shall then act in accordance with the Instructions of Customer with respect to the disposition of the affected Financial Assets and cash.

Subject to (b)(i)-(v) above, Bank is hereby authorized to place and maintain Financial Assets and cash on behalf of Company with Eligible Foreign Custodians pursuant to a written contract deemed appropriate by Bank.

(c) Except as expressly provided herein, Customer shall be solely responsible to assure that the maintenance of Financial Assets and cash hereunder complies with the rules, regulations, interpretations and exemptive orders promulgated by or under the authority of the SEC.

(d) Bank represents to Customer and Company that it is a U.S. Bank as defined in Rule 17f5(a)(7). Company represents to Bank that: (1) the Financial Assets and cash being placed and maintained in Bank's custody are subject to the 1940 Act, as the same may be amended from time to time; (2) its Board: (i) has determined that it is reasonable to rely on Bank to perform as Company's Foreign Custody Manager (ii) or its investment adviser shall have determined that Company may maintain Financial Assets and cash in each country in which Company's Financial Assets and cash shall be held hereunder and determined to accept the risks arising therefrom (including, but not limited to, a country's financial infrastructure), prevailing custody and settlement practices, laws applicable to the safekeeping and recovery of Financial Assets and cash held in custody, and the likelihood of nationalization, currency controls and the like) (collectively ("Country Risk")). Nothing contained herein shall require Bank to make any selection or to engage in any monitoring on behalf of Company that would entail consideration of Country Risk.

(e) Bank shall provide to Customer and Company such information relating to Country Risk as is specified in Appendix 1 -B hereto. Each of Company and Customer hereby acknowledges that: (i) such information is solely designed to inform Customer of market conditions and procedures and is not intended as a recommendation to invest or not invest in particular markets; and (ii) Bank has gathered the information from sources it considers reliable, but that Bank shall have no responsibility for inaccuracies or incomplete information. For each Eligible Securities Depository utilized or intended to be utilized by the Company and as to which client assets are held by Bank, Bank shall provide the Company with Bank's analysis of the clearing and settlement risks associated with maintaining Assets with such Depositories to assist the Company in determining the appropriateness of placing Company assets therein. The parties shall amend or supplement this Amendment to accommodate subsequent amendments to or clarifications by the SEC of Rule 17f-5 or other Rules (including, but not limited to, proposed Rule 17f-7), promulgated under Section 17(f) of the Act as they relate to the duties of a delegate under such Rules.

B. Add the following after the first sentence of Section 5.1(a) of the
Agreement: "At the request of Customer or Company, Bank may, but need not, add to Schedule 1-A an Eligible Foreign Custodian where Bank has not acted as Foreign Custody Manager with respect to the selection thereof. Bank shall notify Customer and Company in the event that it elects to add any such entity."

C.       Add the following language as Section 5.1 (d) of the Agreement:

 (d) The term Subcustodian as used herein shall mean the following:

     (i) a `U.S. Bank,' which shall mean a U.S. bank as defined in SEC rule 17f-5(a)(7);

     (ii) an `Eligible Foreign Custodian,' which shall mean (i) a banking institution or trust company, incorporated or organized under the laws of a country other than the United States, that is regulated as such by that country's government or an agency thereof, (ii) a majority-owned direct or indirect subsidiary of a U.S. bank or bank holding company which subsidiary is incorporated or organized under the laws of a country other than the United States; and (iii) any other entity that shall have been so qualified by exemptive order, rule or other appropriate action of the SEC.

For purposes of clarity, it is agreed that as used in Section 5.3(a), the term Subcustodian shall not include any Eligible Foreign Custodian as to which Bank has not acted as Foreign Custody Manager."


                                  Appendix 1 -A

                        ELIGIBLE SECURITIES DEPOSITORIES
-------------------------------------------------------------------------------------------------------------------------------
                                                   SECURITIES DEPOSITORIES
                                                     AS OF SEPTEMBER 1999
-------------------------------------------------------------------------------------------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
           COUNTRY                                  DEPOSITORY                                      INSTRUMENT
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Argentina                      Caja de Valores, S.A.                                 Equity, Corporate + Government Debt
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Australia                      Austraclear Limited                                   Corporate Debt, Money Market +
                                                                                     Semi-Government Debt
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Australia                      CHESS                                                 Equity
                               (The Cleaning House Electronic Sub-register System)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Australia                      RITS                                                  Government Debt
                               (Reserve Bank Information and Transfer System)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Austria                        OKA                                                   Equity, Corporate + Government Debt
                               (Ostorreichische Kontrolbank AG)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Belgium                        CIK                                                   Equity + Corporate Debt
                               (Cause interprofessionelle de Depots et de
                               Virements de Titres s.a.)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Belgium                        BNB                                                   Government Debt
                               (Belgium National Bank)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Brazil                         CBLC                                                  Equity
                               (Companhia Brasileira de Liquidacao e Custodia)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Brazil                         CLC                                                   Equity
                               (Camora de Liquidaeso e Custodia)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Brazil                         CETIP                                                 Corporate Debt
                               (Central de Custodia e Liquidaeso Financiera de
                               Titulos)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Bulgaria                       BNB                                                   Government Debt
                               (Bulgaria National Bank)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Bulgaria                       Central Depository A.D.                               Equity
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Canada                         CDS                                                   Equity, Corporate + Government Debt
                               (The Canadian Depository for Securities Limited)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
China                          DCV                                                   Equity, Corporate + Government Debt
                               (Deposito Central de Valores S.A.)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
China                          SSCCRC                                                Equity
Shanghai                       (Shanghai Securities Central Clearing and
                               Registration Corporation)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
China                          SSCC                                                  Equity
Sheezhen                       (Shenzhen Securities Clearing Company, Limited)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Columbia                       DCV                                                   Government Debt
                               (Deposito Central de Valores)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Columbia                       DECEVAL                                               Equity, Corporate + Government Debt
                               (Deposito Central deValores S.A)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Croatia                        CDA                                                   Equity + Government Debt
                               (Central Depository Agency)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Croatia                        Ministry of Finance Registry                          Short-term debt issued by the Ministry
                                                                                     of Finance
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Croatia                        National Bank of Croatia Registry                     Short-term debt issued by the National
                                                                                     Bank of Croatia
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Czech Republic                 SCP                                                   Equity, Corporate + Government Debt
                               (Stredisko cennych papiru)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Denmark                        VP                                                    Equity, Corporate + Government Debt
                               (Vaerdipapicentralen)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Egypt                          MCSD                                                  Equity + Corporate Debt
                               (MISR for Clearing, Settlement and Depository,
                               S.A.E.)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Estonia                        EVK                                                   Equity
                               (Easti Vastpaberite Keskdepositoorium)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Euromarket                     Cedelbank                                             Euro-Debt
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Euromarket                     Euroclear                                             Euro-Debt
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Finland                        APK                                                   Equity, Corporate + Government Debt
                               (The Finnish Central Securities Depository)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
France                         SICOVAM                                               Equity, Corporate + Government Debt
                               (Societe Interprofessionnelle pour la Compensation
                               des Valeurs Mobilieres, S.A.
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Germany                        DBC                                                   Equity, Corporate + Government Debt
                               (Deutsche Boerse Cleaning AG)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Greece                         Apothetirlo Tition A.E.                               Equity + Corporate Debt
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Greece                         Bank of Greece                                        Government Debt
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Hong Kong                      HKSCC                                                 Equity
                               (Hongkong Securities Clearing Company Limited)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Hong Kong                      CMU                                                   Corporate + Government Debt
                               (Central Moneymarkets Unit)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Hungary                        KELLER Ltd.                                           Equity, Corporate + Government Debt
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
India                          NSDL                                                  Equity
                               (National Securities Depository Limited)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Ireland                        CREST                                                 Equity + Corporate Debt
                               (CRESTCo. Limited)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Ireland                        CBISSO                                                Government Debt
                               (Central Bank of Ireland Securities Settlements
                               Office)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Israel                         TASE Clearing House                                   Equity, Corporate + Governmemt Debt
                               (Tel Aviv Stock Exchange Clearing House)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Italy                          Monte Titoli S.p.A.                                   Equity+ Corporate Debt
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Italy                          Bank of Italy                                         Government Debt
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Ivory Coast                    Central Depository                                    Equity
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Japan                          JASDEC                                                Equity + Convertible Debt
                               (Japan Securities Despository Center)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Japan                          BOJ                                                   Registered Government Debt
                               (Bank of Japan)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Kazahkstan                     Central Securities Depository Closed Joint Stock      Equity
                               Company
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Latvia                         LCD                                                   Equity, Corporate + Government Debt
                               (Latvian Central Depository)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Lebanon                        Midclear S.A.L.                                       Equity
                               (Custodian and Clearing Center of Lebanon and the
                               Middle East)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Lithuania                      CSDL                                                  Equity + Government Debt
                               (Central Securities Depository of Lithuania)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Luxembourg                     Cedelbank                                             Equity
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Malaysia                       MCD                                                   Equity + Corporate Debt
                               (Malaysian Central Depository Snd Bhd)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Mauritlius                     CDS                                                   Equity + Corporate Debt
                               (Central Depository and Settlement Company Limited)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Mexico                         INDEVAL                                               Equity, Corporate + Government Debt
                               (S.D. INDEVAL S.A. de C.V.)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Morocco                        Maroclear                                             Equity, Corporate + Government Debt
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Netherlands                    NECIGEF                                               Equity, Corporate + Government Debt
                               (Netherlands Centraal Insinut voor Giraal
                               Effectenverkeer B.V.)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
New Zealand                    Austraclear New Zealand                               Equity, Corporate + Government Debt
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Nigeria                        CSCS                                                  Equity, Corporate + Government Debt
                               (Central Securities Clearing Systems Limited)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Norway                         VPS                                                   Equity, Corporate + Government Debt
                               (Verdipapirsentralen)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Oman                           MSM                                                   Equity
                               (Muscat Securities Market)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Pakistan                       CDC                                                   Equity + Corporate Debt
                               (Central Depository Company of Pakistan Limited)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Peru                           CAVALI                                                Equity, Corporate + Government Debt
                               (CAVALI ICLV S.A.)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Phillippines                   PCD                                                   Equity
                               (Philippine Central Depository Inc.)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Poland                         NDS                                                   Equity + Long Term Government Debt
                               (National Depository for Securities S.A.)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Poland                         CRT                                                   Short-Term Government Debt
                               (Central Registry of Treasury-Bills)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Portugal                       Interbolsa                                            Equity, Corporate + Government Debt
                               (Central de Valores Mobiliarios e Sistera de
                               Liquidacao e Compensacao)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Romania                        SNCDD                                                 Equity
                               (National Company for Clearing, Settlement and
                               Depository for Securities)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Romania                        BSE                                                   Equity
                               (Bucharest Stock Exchange Registry)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Russia                         VTB                                                   Government Debt (Ministry of Finance
                               (Vnestorgbank)                                        Bonds)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Singapore                      CDP                                                   Equity + Corporate Debt
                               (Central Depository (Ptc.) Ltd.)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Singapore                      SGS                                                   Government Debt
                               (Singapore Government Securities Book-Entry System)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Slovak Republic                SCP                                                   Equity, Corporate + Government Debt
                               (Stredisko cennych papierov)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Slovenia                       KDD                                                   Equity + Corporate Debt
                               (Centralna Klirinsko Depotns Druzba d.d.)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
South Africa                   Central Depository (Pty) Limited                      Corporate + Government Debt
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
South Africa                   STRATE                                                Equity
                               (Share Transactions Totally Electronic)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
South Korea                    KSD                                                   Equity, Corporate + Government Debt
                               (Korea Securities Depository)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Spain                          SCLV                                                  Equity + Corporate Debt
                               (Service de Compensation y Liquidacion de Valores,
                               S.A.)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Spain                          CBEO                                                  Government Debt
                               (Central Book Entry Office)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Sri Lanka                      CDS                                                   Equity
                               (Central Depository System (pte) Limited)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Sweden                         VPC                                                   Equity, Corporate + Government Debt
                               (Vardepapperscemntraem AB)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Switzerland                    SIS                                                   Equity, Corporate + Government Debt
                               (SIS SegainterSettle AG)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Taiwan                         TSCD                                                  Equity + Government Debt
                               (Taiwan Securities Central Depository Co., Ltd)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Thailand                       TSD                                                   Equity, Corporate + Government Debt
                               (Thailand Securities Depository Company Limited)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Tunisia                        STICODEVAM                                            Equity + Corporate Debt
                               (Societe Tunisienne Interprofessioinnelle pour la
                               Compensation et le Depot des Valeurs Mobilieres)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Turkey                         TAKASBANK                                             Equity + Corporate Debt
                               (MKB Takas ve Saklarua Bankard A.S.)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Turkey                         Central Bank of Turkey                                Government Debt
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
United Kingdom                 CREST                                                 Equity + Corporate Debt
                               (CRESTCo. Limited)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
United Kingdom                 CMO                                                   Sterling & Euro CDs + CP
                               (Central Moneymarket Office)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
United Kingdom                 CGO                                                   Gilts
                               (Central Gilts Office)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
United States                  DTC                                                   Equity + Corporate Debt
                               (Depository Trust Company)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
United States                  PTC                                                   Mortgage Back Debt
                               (Participants Trust Company)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
United States                  Fed Book-Entry System                                 Government Debt
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Venezuela                      BCV                                                   Government Debt
                               (Banco Central de Venezuela)
------------------------------ ----------------------------------------------------- ------------------------------------------
------------------------------ ----------------------------------------------------- ------------------------------------------
Zambia                         CSD                                                   Equity +Government Debt
                               (LuSE Central Shares Depository Limited)
------------------------------ ----------------------------------------------------- ------------------------------------------

                                  Appendix 1-B

                       INFORMATION REGARDING COUNTRY RISK

         1. To aid Customer in its determination regarding County Risk, Bank shall furnish annually and upon the initial placing of Financial Assets and cash into a country the following information (check items applicable):

         A.       Opinions of local counsel concerning:

X i. Whether applicable foreign law would restrict the access afforded Customer's independent public accountants to books and records kept by an eligible foreign custodian located in that country.

X ii. Whether applicable foreign law would restrict the Customer's ability to recover its Financial Assets and cash in the event of the bankruptcy of an Eligible Foreign Custodian located in that country.

X iii. Whether applicable foreign law would restrict the Customer's ability to recover Financial Assets that are lost while under the control of an Eligible Foreign Custodian located in the country.

         B.       Written information concerning:

  X      i.       The  foreseeability of  expropriation,  nationalization,
                  freezes,  or confiscation of Customer's

                  Financial Assets.

  X      ii.      Whether  difficulties  in converting  Customer's  cash and cash  equivalents to U.S.  dollars are

                  reasonably foreseeable.]

         C.       A market report with respect to the following topics:

         (i) securities regulatory environment, (ii) foreign ownership restrictions, (iii) foreign exchange, (iv) securities settlement and registration, (v) taxation, and (vi) depositories (including depository evaluation), if any.

         2. To aid Customer in monitoring Country Risk, Bank shall furnish board the following additional information:

         Market flashes, including with respect to changes in the information in market reports.


                               DOMESTIC AND GLOBAL

                       SPECIAL TERMS AND CONDITIONS RIDER

DOMESTIC CORPORATE ACTIONS AND PROXIES

With respect to domestic U.S. and Canadian Financial Assets (the latter if held in The Depository Trust Company), the following provisions shall apply rather than the pertinent provisions of Sections 2.10-2.11 of the Agreement:

         Bank shall send to Customer or the Authorized Person for a Custody Account, such proxies (signed in blank, if issued in the name of Bank's nominee or the nominee of a central depository) and communications with respect to Financial Assets in the Custody Account as call for voting or relate to legal proceedings within a reasonable time after sufficient copies are received by Bank for forwarding to its customers. In addition, Bank shall follow coupon payments, redemptions, exchanges or similar matters with respect to Financial Assets in the Custody Account and advise Customer or the Authorized Person for such Account of rights issued, tender offers or any other discretionary rights with respect to such Financial Assets, in each case, of which Bank has received notice from the issuer of the Financial Assets, or as to which notice is published in publications routinely utilized by Bank for this purpose.